UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2023

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As discussed in further detail below, on December 7, 2023, Avantor, Inc. (the “Company”) issued a press release (the “Press Release”) announcing a realignment of its current reportable business segments from three geographic segments to two complementary new business segments along with associated changes to the Company’s executive team and the development of a global cost optimization initiative. The Company will discuss these developments at its Investor Day, which is being held at the New York Stock Exchange on December 8, 2023.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with its planned business segment realignment, on December 1, 2023, the Company informed each of Sheri Lewis, the Company’s Executive Vice President, Global Supply Chain, and Frederic Vanderhaegen, the Company’s Executive Vice President, Europe, that each would depart from the Company in 2024 after supporting the Company’s transition to its new operating model.
Item 7.01.    Other Events
As discussed above under “Introductory Note” (and incorporating that disclosure into this Item 7.01), the Company announced that it will realign its business units, effective the first quarter of 2024. Under the realigned segment reporting structure, the Company’s reportable business segments will be Laboratory Solutions and Bioscience Production.
Effective with the reporting of first quarter 2024 results, the Company will report its financial performance based on these two reporting segments. To provide historical information on a basis consistent with this new reporting structure, the Company intends to make available two years of historical financial statements reflecting the new business segments in February 2024 to assist with comparability of information to be presented in accordance with the new business segments.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99	Press Release, dated December 7, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: December 7, 2023	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Corporate Secretary (Duly Authorized Officer)